UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

December 21, 2006 Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2006, we issued a press release, announcing that the pending patent litigation between us and GlaxoSmithKline® (“GSK”) relating to sumatriptan injection, the generic version of GSK’s Imitrex® Injection, has, at our request, been dismissed by the United States District Court for the District of Delaware, pursuant to a settlement agreement between the parties. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Documents
99.1+	Press Release dated December 21, 2006

+	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2006

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Rajesh C. Shrotriya, M.D.
Name:	Rajesh C. Shrotriya, M.D.
Title:	Chairman, CEO & President

EXHIBIT INDEX

Exhibit	Description of Documents
99.1+	Press Release dated December 21, 2006

+	Filed herewith.